UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TOFUTTI BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016
Telephone: (908) 272-2400

May 8, 2009

To Our Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2009 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Wednesday, June 3, 2009, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey. The Homewood Suites is located off Exit 136 of the Garden State Parkway (telephone no. 908-709-1980).

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.

Sincerely,

David Mintz
Chairman
and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 3, 2009:
This Proxy Statement, the proxy card and our 2008 annual report are available at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06247

TOFUTTI BRANDS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ITEM 1. ELECTION OF DIRECTORS
Directors and Executive Officers
Security Ownership of Certain Beneficial Owners.
Security Ownership of Management.
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End
ITEM 2. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS
OTHER MATTERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 3, 2009

Cranford, New Jersey
May 8, 2009

The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, on Wednesday, June 3, 2009 at 10:00 a.m., for the following purposes:

1.	To elect seven directors to the Board of Directors for the ensuing year;

2.	To ratify the selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the fiscal year ending December 26, 2009; and

3.	To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

Shareholders of record at the close of business on May 4, 2009 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

By order of the Board of Directors,

Steven Kass
Secretary

PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

TOFUTTI BRANDS INC.
50 Jackson Drive, Cranford, New Jersey 07016

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
June 3, 2009

This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, June 3, 2009 at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, and at any adjournment thereof. The Homewood Suites is located off Exit 136 of the Garden State Parkway. The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning on or about May 8, 2009.

Proxy Procedure

Only shareholders of record at the close of business on May 4, 2009 are entitled to vote in person or by proxy at the Annual Meeting.

Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of our company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

As of May 4, 2009, there were 5,176,678 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving notice to our Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

Our Chairman of the Board and Chief Executive Officer, David Mintz, together with our Chief Financial Officer, Steven Kass, hold 2,850,440 shares of common stock representing approximately 55% of the outstanding shares, permitting them to elect all the members of the Board of Directors and thereby effectively control the business, policies and management of our company. Messrs. Mintz and Kass have indicated that they presently intend to vote in favor of all of the resolutions on the agenda for the Annual Meeting.

Our Annual Report for the fiscal year ended December 27, 2008, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 8, 2009.

ITEM 1.	ELECTION OF DIRECTORS

The Board of Directors has proposed that seven directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the seven persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board of Directors, with terms expiring as of the date of this Annual Meeting.

Background information with respect to the seven nominees for director appears below. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding such persons’ holdings of common stock.

Directors and Executive Officers

The following table sets forth certain information regarding those individuals currently serving as our directors and executive officers as of May 4, 2009.

			Director
Nominee	Principal Occupation	Age	Since

David Mintz	Chairman of the Board of Directors and Chief Executive Officer	77	1981
Neal S. Axelrod	Certified Public Accountant	56	2007
Joseph Fischer	Principal in FMM Investments	69	2007
Aaron Forem	President, Wuhl Shafman Lieberman Corp.	54	2000
Philip Gotthelf	President, EQUIDEX Incorporated and EQUIDEX Brokerage Group	56	2006
Reuben Rapoport	Director	80	1983
Franklyn Snitow	Partner, Snitow Kanfer Holtzer & Millus LLP	62	1987
Steven Kass	Chief Financial Officer, Treasurer and Secretary of the Company	57	—

The principal occupation of each director during the last five years is that shown in the table supplemented by the following information.

David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981.

Neal S. Axelrod has been a director since August 2007. Mr. Axelrod has been a self-employed certified public accountant in New Jersey since 1977.

Joseph Fischer has been a director since August 2007. He previously served as a director from March 2004 until June 2007. He has been the principal in FMM Investments, which manages private portfolios, since 1992. Prior to that and since 1982, Mr. Fischer was the Controller of the Swingline Division of American Brands Inc.

Aaron Forem has been a director since 2000. Since 1980, he has been the president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeastern United States.

Philip Gotthelf has been a director since 2006. He has been President of EQUIDEX Incorporated, a registered Commodity Trading Advisor, and EQUIDEX Brokerage Group, a registered Introducing Broker, since 1985. He has also been publisher of the COMMODEX System and COMMODITY FUTURES FORECAST Service since 1975 and has authored several financial books for Probus/McGraw Hill, McGraw Hill and John Wiley & Sons.

Reuben Rapoport, our former Director of Product Development who retired in April 2003, has been a director since July 1983.

Franklyn Snitow has been a director since 1987. He has been a partner in the New York City law firm Snitow Kanfer Holtzer & Millus, LLP, our general counsel, since 1985.

Steven Kass has served as our Chief Financial Officer, Treasurer and Secretary since 1986.

All of our directors will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to the operations of our company.

Our Board unanimously recommends that shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Committees

Our business and affairs are managed under the direction of our Board of Directors, composed of six non-employee directors and one employee director as of the date of this Proxy Statement. As a small business issuer listed on the American Stock Exchange, or AMEX, as of July 31, 2005 we are required to have a board of directors comprised of at least 50% independent directors, within the meaning of the AMEX Company Guide. Our Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

As of July 31, 2005 we are required by the AMEX to hold meetings of our Board of Directors on at least a quarterly basis and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2008 annual meeting of shareholders, five of the seven directors then in office were present and in attendance. Our Board of Directors met twice during 2008, and all of the directors attended those meetings, except for Messrs Rapoport and Snitow who each attended one of those meetings and Mr. Forem who attended none.

Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee.

It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating and compensation committee in light of the composition of our Board of Directors and the collective independence of our independent directors, which enable the Board of Directors to fulfill the functions of standing committees. We are not currently required to have a nominating committee or compensation committee. The AMEX requires that our director nominations be selected, or recommended for the Board of Directors’ selection, either by a majority of our independent directors or a nominating committee comprised solely of independent directors. The AMEX also requires compensation of our executive officers be determined, or recommended to the Board for determination, either by a majority of the independent directors or a compensation committee comprised solely of independent directors. Messrs. Axelrod, Fischer, Forem, Gotthelf and Snitow meet the independence standards set forth in the AMEX Company Guide.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our shareholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our shareholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees, although we believe that all independent directors should share qualities such as: independence; relevant experience; and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.

We currently have only two executive officers, and our Board as a whole sets their compensation in consultation with the Board’s independent directors. In setting compensation, the Board reviews and considers prior compensation levels of the two executive officers, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. The Board determines the amount of cash (or any other compensation) to be paid to our directors. Our non-employee directors earned director compensation in fiscal year 2008 based on the number of meetings attended.

Audit Committee

The Audit Committee consists of Messrs. Axelrod, Forem and Gotthelf. As a small business issuer listed on the AMEX our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the AMEX. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and in the listing standards of the AMEX. The Board of Directors has also determined that Neal S. Axelrod is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2008. Messrs. Axelrod and Gotthelf attended all of those meetings. Mr. Forem attended one of those meetings.

The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.tofutti.com).

Report of Audit Committee

Our Audit Committee, which operates pursuant to a written charter, assists the board of directors in fulfilling its oversight responsibilities by reviewing Tofutti Brands’ financial reporting process on behalf of the board. Management is responsible for Tofutti Brands’ internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards.

Amper, Politziner & Mattia, LLP, the company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the company’s consolidated financial statements with generally accepted accounting principles. The Audit Committee is responsible for overseeing and monitoring these practices. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures.

In this context, the Audit Committee reviewed and discussed with management and Amper, Politziner & Mattia, LLP, among other things, the scope of the audit to be performed, the results of the audit performed and the independent registered public accounting firm’s fee for the services performed. Management represented to the Audit Committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the company’s audited financial statements included the auditors’ judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements.

The Audit Committee also discussed with Amper, Politziner & Mattia, LLP other matters required by Statement on Auditing Standards, (“SAS”) No. 61 “Communication with Audit Committees,” as amended by SAS No. 90, “Audit Committee Communications.” Amper, Politziner & Mattia, LLP provided to the Audit Committee written disclosures and the letter required by the Independence Standards Board Standard No. 1 “Independence Discussion with Audit Committees.” The Audit Committee discussed with Amper, Politziner & Mattia, LLP the registered public accounting firm’s independence from the company.

Based on the Audit Committee’s discussion with management and Amper, Politziner & Mattia, LLP and the Audit Committee’s review of the representations of management and the report of Amper, Politziner & Mattia, LLP to the Audit Committee, the Audit Committee recommended to the board that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 27, 2008 filed with the Securities and Exchange Commission and selected Amper, Politziner & Mattia, LLP as the independent registered public accounting firm for the company for 2009.

Submitted by the Audit Committee of the Board of Directors of Tofutti Brands Inc.

Neal S. Axelrod, Chair
Aaron Forem
Philip Gotthelf

Shareholder Communications with the Board of Directors

Our shareholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

Secretary
Tofutti Brands Inc.
50 Jackson Drive
Cranford, New Jersey 07016

Our Secretary will deliver shareholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth as of May 4, 2009 certain information regarding the ownership of our common stock, $0.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

Security Ownership of Certain Beneficial Owners.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Owner(2)	Percent of Class(3)

David Mintz(1)	2,630,440	50.8%
Financial & Investment Management Group, Ltd.(4)	404,896	7.8%

(1)	The address of Mr. Mintz is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. Mr. Mintz has sole voting and/or investment power of the shares attributed to him.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of March 23, 2009 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,176,678 shares issued and outstanding as of May 4, 2009.

(4)	Based on the information contained in a Schedule 13G filed by the Financial & Investment Management Group, Ltd. filed March 4, 2009. The address of the Financial & Investment Management Group, Ltd. is 111 Cass Street, Traverse City, MI 49684.

Security Ownership of Management.

	Amount and Nature of
Name and Address of Beneficial Owner(1)	Beneficial Owner(2)		Percent of Class(3)

David Mintz	2,630,440		50.8%
Steven Kass	220,000		4.2%
Reuben Rapoport	85,000		1.6%
Franklyn Snitow	71,200		*
Joseph Fischer	17,333	(4)	*
Philip Gotthelf	10,000	(5)	*
Neal S. Axelrod	10,000	(6)	*
Aaron	0		*
All Executive Officers and Directors as a group (8 persons)	3,043,973	(7)	58.4%

*	Less than 1%.

(1)	The address of Messrs. Mintz, Kass, Axelrod, Fischer, Gotthelf and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Forem is 52-62 Cornelia Street, Newark, New Jersey 07105. Each of these persons has sole voting and/or investment power of the shares attributed to him.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of May 4, 2009 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,176,678 shares issued and outstanding as of May 4, 2009.

(4)	Issuable upon the exercise of currently exercisable stock options.

(5)	Issuable upon the exercise of currently exercisable stock options.

(6)	Issuable upon the exercise of currently exercisable stock options.

(7)	Includes 43,333 shares issuable upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission, or the SEC, and the AMEX. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all such forms they file.

To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal year 2008 all persons subject to these reporting requirements filed the required reports on a timely basis.

Executive Compensation

The following table sets forth information concerning the total compensation during the last three fiscal years for our named executive officers whose total salary in fiscal 2008 totaled $100,000 or more:

Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)		($)

David Mintz	2008	450,000	350,000	—	—	—	—		800,000
Chief Executive Officer and Director	2007	450,000	350,000	—	—	—	—		800,000
Steven Kass	2008	125,000	150,000	—	—	—	215,000	(1)	490,000
Chief Financial Officer	2007	125,000	150,000	—	—	—	853,975	(2)	1,128,975

(1)	The value of the unexercised options as of December 27, 2008 is calculated as the difference between the closing price of the common stock as of December 27, 2008 and the option exercise price.

(2)	On February 26, 2007, our Board of Directors authorized us to enter into a transaction with Steven Kass, our Chief Financial Officer, whereby Mr. Kass surrendered 175,000 of his stock options that were expiring that month, in consideration for a purchase price of $2.3325 per share, reflecting a 25% discount from the $3.11 closing price of the common stock on February 26, 2007. After subtracting the underlying $.6875 per share exercise price of the options, this resulted in a net buyback price to our company of $1.645 per share, or $287,875. Concurrently, Mr. Kass exercised 150,000 options that were expiring on February 27, 2007 at an exercise price of $.6875 per share ($103,125) and 70,000 options that were expiring on July 30, 2007 at an exercise price of $.9375 per share ($65,625) (consistent with the original terms of the grants), for a combined total purchase cost of $168,750, resulting in a net payment to Mr. Kass of $119,125. The value of the unexercised options is calculated as the difference between the closing price of the common stock as of December 27, 2008 and the option exercise price ($566,100).

Narrative Disclosure to Summary Compensation Table

Because of our size and the limited number of executive officers, our compensation structure is not complex. We do not currently have any employment agreements with our executive officers. We do not anticipate having employment contracts with executive officers and key personnel in the future. The executive officers receive salaries based on the prior salaries provided to the two executive officers, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. Bonuses for the prior year are finalized and paid in current fiscal year and are generally contingent upon our financial condition and the performance of the executive officers during the prior fiscal year.

The aggregate value of all perquisites and other personal benefits furnished in each of the last two years to each of our executive officers was less than 10% of each officer’s salary for such year.

Grants of Plan-Based Awards for 2008

There were no stock options awarded during the fiscal year ended December 27, 2008.

Long-Term Incentive Plans – Awards in Last Fiscal Year

We do not currently have any long-term incentive plans.

Director Compensation

Our non-employee directors earned director compensation in fiscal 2008 based on the number of meetings attended. Mr. Axelrod, chairman of the audit committee, receives $1,500 per meeting attended. All other non-employees are entitled to $500 per meeting attended.

The following table sets forth the compensation received by each of the Company’s non-employee Directors for the year ended December 27, 2008. Each non-employee director is considered independent under AMEX listing standards.

	Fees			Non-Equity
	Earned or			Incentive	Nonqualified
	Paid in		Option	Plan	Deferred	All Other
	Cash	Stock Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Neal S. Axelrod	3,500	—	—	—	—	—	3,500
Joseph Fischer	—	—	—	—	—	—	—
Aaron Forem	—	—	—	—	—	—	—
Philip Gotthelf	2,000	—	—	—	—	—	2,000
Franklyn Snitow	1,000	—	—	—	—	—	1,000

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the options awards granted to each of the named executive officers identified above in the summary compensation table above pursuant to an Equity Incentive Plan. Mr. Kass exercised 150,000 options that were expiring on February 27, 2007 at an exercise price of $.6875 per share ($103,125) and 70,000 options that were expiring on July 30, 2007 at an exercise price of $.9375 per share ($65,625) (consistent with the original terms of the grants), for a combined total purchase cost of $168,750.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Equity
incentive
									Equity	plan
									incentive	awards:
									plan	market or
				Equity					awards:	payout
				incentive					number of	value of
				plan awards:				Market	unearned	unearned
				number of			Number of	value of	shares,	shares,
	Number of		Number of	securities			shares or	shares or	units or	units or
	securities		securities	underlying			units of	units of	other	other
	underlying		underlying	unexercised	Option		stock that	stock that	rights that	rights that
	unexercised		unexercised	unearned	exercise	Option	have not	have not	have not	have not
	options (#)		options (#)	options	price	expiration	vested	vested	vested	vested
Name	Exerciseable		Unexerciseable	(#)	($)	date	(#)	($)	(#)	($)

David Mintz	—		—	—	—	—	—	—	—	—
Steven Kass	400,000	(1)	0	—	1.0625	3/18/09	—	—	—	—

(1)	Reflects options issued to Steven Kass to purchase shares of our common stock. Mr. Kass was granted options to purchase our common stock at an exercise price of $1.0625. As of December 27, 2008, all of the options were vested. On March 18, 2009, all of the options expired.

Transactions with Related Persons

None.

ITEM 2.	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On January 18, 2005, our Audit Committee appointed Amper, Politziner & Mattia, LLP as our independent registered public accountants, and on January 25, 2005, Amper, Politziner & Mattia, LLP accepted the appointment as our independent registered public accountants. They have acted as such since that time.

The following resolution will be offered by the Board of Directors at the Annual Meeting.

“RESOLVED: That the selection of Amper, Politziner & Mattia, LLP by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 26, 2009 is ratified, confirmed and approved.”

Our Board of Directors believes that Amper, Politziner & Mattia, LLP has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants.

In the event this resolution does not receive the necessary votes for adoption, or if for any reason Amper, Politziner & Mattia, LLP ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

Representatives of Amper, Politziner & Mattia, LLP will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Registered Public Accountants

The following table sets forth, for each of the years indicated, the fees paid to our independent public accountants and the percentage of each of the fees out of the total amount paid to the accountants.

	Year Ended
	December 27,		December 29,
	2008		2007
Services Rendered	Fees	Percentages	Fees	Percentages

Audit Fees(1)	$103,000	100%	$92,350	100%
Audit-related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—

Total	$103,000	100%	$92,350	100%

(1)	Audit fees consist of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee has established a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee’s responsibilities, including the pre-approval of services to be performed by the independent registered public accountants.

The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. Our Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to our Audit Committee.

All of the audit services provided by the independent registered public accountants in fiscal year 2008 were approved by the Audit Committee under its pre-approval policies.

Our Board of Directors unanimously recommends a vote FOR the foregoing proposal.

TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to our company in a timely manner.

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2010 may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, shareholder proposals must be received by us no later than January 4, 2010. Except in the case of proposals made in accordance with Rule 14a-8, for shareholder proposals to be considered at the 2010 annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to the Company corporate secretary by March 24, 2010.

OTHER MATTERS

Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Our financial statements are included in our Annual Report to Shareholders for the 2008 fiscal year, which was expected to be mailed to our shareholders beginning on or about May 8, 2009.

A COPY OF OUR 2008 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016 OR EMAIL A REQUEST TO: info@tofutti.com.

By Order of the Board of Directors,

Steven Kass
Secretary

Dated: May 8, 2009

[]
TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 3, 2009 at 10:00 a.m. at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF
TOFUTTI BRANDS INC.
June 3, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06247
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

2 0 7 3 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 5	0 6 0 3 0 9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1.	The election of seven Directors.				2.	To ratify the selection of Amper, Politziner & Mattia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2009.	☐	☐	☐
☐ ☐ ☐		NOMINEES:
	FOR ALL NOMINEES	¡	DAVID MINTZ
	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ O O	NEAL AXELROD JOSEPH FISCHER AARON FOREM		3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.
	FOR ALL EXCEPT (See Instructions below)	¡ O O	PHILIP GOTTHELF REUBEN RAPOPORT FRANKLYN SNITOW
THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE SEVEN NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) RATIFICATION OF THE SELECTION OF AMPER, POLITZINER & MATTIA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 26, 2009.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.